Exhibit 99.1

Delinquency Rates — Loans in PC Pools, By Loan Origination Year — UPB $ in millions(1)

	As of December 31, 2009
	4.0% PC Coupon(2)			4.5% PC Coupon			5.0% PC Coupon			5.5% PC Coupon			6.0% PC Coupon			6.5% PC Coupon			7.0% PC Coupon and over			Total
	UPB for	120+ Day	Number of	UPB for	120+ Day	Number of	UPB for	120+ Day	Number of	UPB for	120+ Day	Number of	UPB for	120+ Day	Number of	UPB for	120+ Day	Number of	UPB for	120+ Day	Number of	UPB for	120+ Day	Number of
	Delinquent	Delinquency	Delinquent	Delinquent	Delinquency	Delinquent	Delinquent	Delinquency	Delinquent	Delinquent	Delinquency	Delinquent	Delinquent	Delinquency	Delinquent	Delinquent	Delinquency	Delinquent	Delinquent	Delinquency	Delinquent	Delinquent	Delinquency	Delinquent
	Loans(3),(4)	Rate(3)	Loans(3)	Loans(3),(4)	Rate(3)	Loans(3)	Loans(3),(4)	Rate(3)	Loans(3)	Loans(3),(4)	Rate(3)	Loans(3)	Loans(3),(4)	Rate(3)	Loans(3)	Loans(3),(4)	Rate(3)	Loans(3)	Loans(3),(4)	Rate(3)	Loans(3)	Loans(3),(4)	Rate(3)	Loans(3)

Fixed-rate
30 year maturity —
Loan origination year:
2009	$5	0.01%	21	$47	0.02%	193	$28	0.03%	123	$18	0.17%	71	$11	0.65%	57	$—	0.62%	3	$—	5.88%	1	$109	0.03%	469
2008	1	0.04%	3	25	0.22%	94	815	1.25%	3,027	1,894	2.43%	7,620	1,916	4.18%	8,309	936	7.75%	4,350	367	13.41%	1,888	5,954	2.89%	25,291
2007	2	3.50%	5	21	1.59%	92	729	3.52%	2,918	3,785	4.72%	16,165	6,653	7.08%	32,092	3,621	11.76%	19,891	1,038	20.02%	6,123	15,849	7.13%	77,286
2006	—	2.15%	2	14	1.51%	55	412	3.50%	1,703	2,461	4.73%	10,566	4,923	6.01%	24,007	1,885	8.49%	10,461	268	12.20%	1,757	9,963	5.97%	48,551
2005	—	0.44%	3	216	1.61%	990	2,177	2.76%	10,468	2,721	3.85%	14,642	1,177	5.89%	6,826	158	8.47%	1,055	25	13.06%	183	6,474	3.59%	34,167
2004 and Prior	3	0.63%	18	137	0.79%	792	1,319	1.20%	7,953	2,171	1.81%	14,616	965	2.20%	7,990	547	2.27%	5,504	390	2.26%	5,186	5,532	1.75%	42,059

15 year maturity —
Loan origination year:
2009	1	0.00%	6	3	0.01%	17	1	0.05%	4	—	0.00%	—	—	0.00%	—	N/A	N/A	N/A	N/A	N/A	N/A	5	0.01%	27
2008	1	0.20%	6	28	0.32%	140	43	0.45%	255	17	0.55%	126	9	1.12%	83	2	3.10%	14	1	40.00%	2	101	0.47%	626
2007	—	0.97%	2	10	0.92%	51	54	1.20%	293	79	1.36%	496	47	2.04%	385	9	4.54%	87	2	6.04%	11	201	1.51%	1,325
2006	—	0.00%	—	4	1.03%	27	31	1.21%	174	90	1.45%	601	72	2.05%	577	7	2.54%	77	—	8.05%	7	204	1.63%	1,463
2005	8	0.56%	54	45	0.68%	321	109	0.96%	889	53	1.35%	466	6	2.19%	63	—	2.60%	4	—	10.00%	1	221	0.96%	1,798
2004 and Prior	64	0.29%	628	246	0.38%	2,504	230	0.48%	2,597	91	0.61%	1,246	54	0.66%	954	19	0.75%	473	12	1.18%	493	716	0.47%	8,895

Initial Interest —
Loan origination year:
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	—
2008	N/A	N/A	N/A	—	0.00%	—	8	3.86%	27	82	6.37%	272	123	10.20%	398	48	16.03%	150	6	31.34%	21	267	8.75%	868
2007	N/A	N/A	N/A	1	3.25%	4	28	5.82%	93	599	9.63%	2,069	1,835	13.33%	6,632	652	21.00%	2,475	106	35.54%	430	3,221	13.61%	11,703
2006	N/A	N/A	N/A	1	8.00%	2	4	4.49%	15	145	9.68%	504	455	14.15%	1,747	191	20.91%	782	42	32.31%	189	838	14.57%	3,239
2005	N/A	N/A	N/A	—	0.00%	—	5	5.63%	20	47	9.05%	204	88	13.71%	372	22	25.78%	99	4	43.64%	24	166	12.47%	719
2004 and Prior	N/A	N/A	N/A	—	0.00%	—	—	2.70%	1	2	5.67%	8	1	13.89%	5	N/A	N/A	N/A	N/A	N/A	N/A	3	6.48%	14

Combined	$85	0.11%	748	$798	0.27%	5,282	$5,993	1.21%	30,560	$14,255	2.81%	69,672	$18,335	5.00%	90,497	$8,097	6.59%	45,425	$2,261	4.89%	16,316	$49,824	2.46%	258,500

Adjustable-rate (ARM)(5)
Fully amortizing —
Loan origination year:
2009	$—	0.00%	—	$—	0.00%	—	$—	0.00%	—	$—	0.00%	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$—	0.00%	—
2008	—	1.15%	1	46	3.38%	160	72	2.89%	261	24	2.93%	83	1	5.10%	5	—	20.00%	1	N/A	N/A	N/A	143	3.04%	511
2007	—	22.22%	2	6	8.76%	17	17	7.23%	62	146	10.39%	608	384	18.93%	1,628	114	28.39%	505	29	33.42%	122	696	16.68%	2,944
2006	5	11.21%	25	8	12.28%	41	28	6.48%	127	285	7.27%	1,221	342	11.24%	1,521	151	24.32%	729	47	30.15%	253	866	10.68%	3,917
2005	11	4.56%	58	143	4.35%	708	340	4.66%	1,679	141	7.46%	668	47	17.37%	225	2	15.71%	11	—	0.00%	—	684	5.24%	3,349
2004 and Prior	51	2.43%	298	137	2.13%	786	91	2.25%	534	10	2.48%	97	5	2.92%	60	1	3.06%	20	1	2.24%	9	296	2.26%	1,804

Initial Interest:
Loan origination year:
2009	—	0.00%	—	1	0.13%	1	—	0.52%	1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	0.15%	2
2008	—	0.00%	—	61	4.28%	187	295	4.43%	933	128	4.55%	411	2	9.38%	9	—	100.00%	1	—	0.00%	—	486	4.45%	1,541
2007	—	4.76%	1	24	19.82%	87	166	17.67%	585	2,623	17.72%	8,993	3,963	24.22%	13,822	421	34.92%	1,559	111	49.59%	423	7,308	21.79%	25,470
2006	17	15.84%	64	39	17.72%	149	172	12.97%	607	1,426	13.20%	5,183	3,358	18.62%	12,187	1,271	32.72%	5,172	257	38.90%	1,153	6,540	18.94%	24,515
2005	26	7.75%	97	213	6.72%	860	817	9.17%	3,297	642	13.99%	2,656	276	22.44%	1,223	27	29.74%	146	25	37.67%	136	2,026	11.17%	8,415
2004 and Prior	17	6.45%	67	55	7.04%	238	25	7.78%	104	2	3.96%	9	2	9.86%	7	—	12.50%	1	—	N/A	—	101	7.03%	426

Combined	$127	3.31%	613	$733	3.95%	3,234	$2,023	5.92%	8,190	$5,427	12.72%	19,929	$8,380	19.96%	30,687	$1,987	31.00%	8,145	$470	36.23%	2,096	$19,147	12.54%	72,894

(1)	Table does not include loans underlying Fixed-rate 20, Fixed-rate 40 and Balloon PCs, as well as certain conforming Jumbo loans underlying non-TBA PCs. As of December 31, 2009, the outstanding unpaid principal balance (UPB) of mortgage loans that were 120 days or more delinquent for these categories was $1.2 billion, which will be purchased.

(2)	Loans in PCs with coupons less than 4.0% have been excluded. As of December 31, 2009, the outstanding UPB of mortgage loans that were 120 days or more delinquent for this category was $1.0 billion.

(3)	Based on the number of mortgage loans 120 days or more delinquent. The delinquency rate is calculated as the number of delinquent loans divided by the total number of loans in the relevant PC category.

(4)	Represents loan-level UPB. The loan-level UPB may vary from the Fixed-rate PC UPB primarily due to guaranteed principal payments made by Freddie Mac on the PCs. In the case of Fixed-rate Initial Interest PCs, if they have not begun to amortize, there is no variance.

(5)	ARM PC coupons are rounded to the nearest whole or half-percent-coupon, For example, the 5.0% PC Coupon category includes ARM PCs with coupons between 4.75% and 5.24%.

Note: N/A indicates there were no PCs issued in the specified PC category or loan origination year.